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                                                                   EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-15471, 33-37781, 33-58947 and 33-64828) of
Bindley Western Industries, Inc. of our report dated February 28, 1997 appearing on page F-1 of this Annual Report on Form 10-K.





Price Waterhouse LLP
Indianapolis, Indiana
March 28, 1997